EX-99.77O - TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
            --------------------------------------------


Name of Fund:  Goldman Sachs Short Duration Government Fund

Name of Underwriter Purchased From:  Barclays Capital Inc.

Names of Underwriting Syndicate Members: Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Blaylock Robert Van, LLC, CastleOak Securities, L.P., Samuel A. Ramirez & Co., Inc., Utendahl Capital Group, LLC, The Williams Capital Group, L.P.

Name of Issuer: General Electric Captial Corporation

Title of Security:  Global Medium-Term Notes, Series G

Date of First Offering:  12/07/2008

Dollar Amount Purchased:  $23,332,842 (USD)

Number of Shares Purchased:  23,400,000

Price Per Unit:  99.713%

Resolution Approved:  Approved at the February 12, 2009 Board Meeting*.


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Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co.

Names of Underwriting Syndicate Members: Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., BMO Capital Markets Corp., Fortis Securities LLC, Scotia Capital (USA) Inc., UniCredit Capital Markets, Inc., Wells Fargo Securities, LLC

Name of Issuer:  El Paso Corporation

Title of Security:  12.000% SENIOR NOTES DUE 2013

Date of First Offering:  12/12/2008

Dollar Amount Purchased:  $3,556,360

Number of Shares Purchased:  4,000,000

Price Per Unit:  88.909%

Resolution Approved:  Approved at the February 12, 2009 Board Meeting*.


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Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  JPMorgan

Names of Underwriting Syndicate Members: BOA Securities LLC, Citigroup Global Markets Inc., Credit Suisse, DB Securities, JPMorgan, BNP Paribas, General Electric Capital, Goldman, Sachs & Co., RBS Greenwich Capital, Scotial Capital, TD Securities

Name of Issuer:  CSC Holdings, Inc.

Title of Security:  8 1/2% Senior Notes due 04/15/2014

Date of First Offering:  01/08/2009

Dollar Amount Purchased:  $3,110,975

Number of Shares Purchased:  3,500,000

Price Per Unit:  88.885%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co.

Name of Issuer:  Nielsen Finance LLC, Nielsen Finance Co.

Title of Security:  11 5/8% Senior Notes due 2014

Date of First Offering:  01/21/2009

Dollar Amount Purchased:  $495,000

Number of Shares Purchased:  500,000

Price Per Unit:  99.00%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund: Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From:  Citigroup Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., UBS Securities LLC, , BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., SBK-Brooks Investment Corp., Muriel Siebert & Co., Inc., Toussaint
Capital Partners. LLC, Bayerische Hypo- und Vereinsbank AG, Utendahl Capital Group, LLC

Name of Issuer:  Citigroup Inc.

Title of Security:  2.125% Senior Notes due 2012

Date of First Offering:  01/23/2009

Dollar Amount Purchased:  $1,996,120

Number of Shares Purchased:  2,000,000

Price Per Unit:  99.806%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund: Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  Citigroup Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., UBS Securities LLC, , BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., SBK-Brooks Investment Corp., Muriel Siebert & Co., Inc., Toussaint
Capital Partners. LLC, Bayerische Hypo- und Vereinsbank AG, Utendahl Capital Group, LLC

Name of Issuer:  Citigroup Inc.

Title of Security:  2.125% Senior Notes due 2012

Date of First Offering:  01/23/2009

Dollar Amount Purchased:  $25,949,560

Number of Shares Purchased:  26,000,000

Price Per Unit:  99.806%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund: Goldman Sachs Government Income Fund

Name of Underwriter Purchased From:  Citigroup Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., UBS Securities LLC, , BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., SBK-Brooks Investment Corp., Muriel Siebert & Co., Inc., Toussaint
Capital Partners. LLC, Bayerische Hypo- und Vereinsbank AG, Utendahl Capital Group, LLC

Name of Issuer:  Citigroup Inc.

Title of Security:  2.125% Senior Notes due 2012

Date of First Offering:  01/23/2009

Dollar Amount Purchased:  $24,951,500

Number of Shares Purchased:  25,000,000

Price Per Unit:  99.806%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund: Goldman Sachs Short Duration Government Fund

Name of Underwriter Purchased From:  Citigroup Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., UBS Securities LLC, , BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., SBK-Brooks Investment Corp., Muriel Siebert & Co., Inc., Toussaint
Capital Partners. LLC, Bayerische Hypo- und Vereinsbank AG, Utendahl Capital Group, LLC

Name of Issuer:  Citigroup Inc.

Title of Security:  2.125% Senior Notes due 2012

Date of First Offering:  01/23/2009

Dollar Amount Purchased:  $39,922,400

Number of Shares Purchased:  40,000,000

Price Per Unit:  99.806%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members: Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs &
Co. , Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Barclays Capital Inc., BMO Capital Markets Corp., Jefferies & Company, Inc., Greenwich Capital Markets, Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC, BBVA Securities, Inc., BOSC, Inc., Capital One Southcoast, Inc., Comerica Securities, Inc., Natixis Bleichroeder Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Wedbush Morgan Securities Inc.

Name of Issuer:  Chesapeake Energy Corporation

Title of Security: 9.50% Senior Notes due 2015

Date of First Offering: 01/27/2009

Dollar Amount Purchased:  $5,823,099

Number of Shares Purchased:  6,125,000

Price Per Unit:  95.071%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


-----------------

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  Banc of America Securities LLC

Names of Underwriting Syndicate Members: Banc of America Securities LLC, J.P. Morgan Securities Inc., Mitsubishi UFJ Securities International plc, Scotia Capital (USA) Inc., Goldman, Sachs & Co., KeyBanc Capital Markets Inc., Rabo Securities USA, Inc., SunTrust Robinson Humphrey, Inc., Wachovia Capital Markets, LLC

Name of Issuer:  McKesson Corporation

Title of Security:  7.50% Notes due 2019

Date of First Offering:  02/09/2009

Dollar Amount Purchased:  $1,993,180

Number of Shares Purchased:  2.000,000

Price Per Unit:  99.659%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  Banc of America Securities LLC

Names of Underwriting Syndicate Members: Banc of America Securities LLC, J.P. Morgan Securities Inc., Mitsubishi UFJ Securities International plc, Scotia Capital (USA) Inc., Goldman, Sachs & Co., KeyBanc Capital Markets Inc., Rabo Securities USA, Inc., SunTrust Robinson Humphrey, Inc., Wachovia Capital Markets, LLC

Name of Issuer:  McKesson Corporation

Title of Security:  7.50% Notes due 2019

Date of First Offering:  02/09/2009

Dollar Amount Purchased:  $1,494,885

Number of Shares Purchased:  1,500,000

Price Per Unit:  99.659%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  JPMorgan

Names of Underwriting Syndicate Members: BOA Securities LLC, Citigroup Global Markets Inc., Credit Suisse, DB Securities, JPMorgan, BNP Paribas, Calyone Securities, Fortis Securities, Goldman, Sachs & Co., RBS Greenwich Capital, ING Financial Markets, Morgan Stanley, Scotial Capital, TD Securities, US Bancorp

Name of Issuer:  CSC Holdings, Inc.

Title of Security:  8.5/8% Senior Notes due 02/15/2019

Date of First Offering:  02/09/2009

Dollar Amount Purchased:  $3,331,860

Number of Shares Purchased:  3,500,000

Price Per Unit:  95.196%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:

Names of Underwriting Syndicate Members:

Name of Issuer:  HCA Inc.

Title of Security:  9 7/8% Senior Secured Second Lien Notes due 02/15/2017

Date of First Offering:  02/11/2009

Dollar Amount Purchased:  $2,416,825

Number of Shares Purchased:  2,500,000

Price Per Unit:  96.673%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Goldman, Sachs & Co., Barclays Capital, J.P. Morgan Securities Inc., Royal Bank of Scotland, Wachovia Securities

Name of Issuer:  Cox Communications Inc.

Title of Security:  8 3/8% notes due 03/01/2039

Date of First Offering:  02/12/2009

Dollar Amount Purchased:  $348,646

Number of Shares Purchased:  350,000

Price Per Unit:  99.613%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., BNP Paribas Securities Corp., BNY Mellon Capital Markets LLC, Calyon Securities (USA) Inc., Goldman, Sachs & Co., Mizuho Securities USA Inc., Morgan Keegan & Company, Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., Wells Fargo Securities LLC

Name of Issuer:  Waste Management, Inc.

Title of Security:  7.375% Senior Notes due 2019

Date of First Offering:  02/23/2009

Dollar Amount Purchased:  $3,271,136

Number of Shares Purchased: 3,275,000

Price Per Unit:  99.882%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., BNP Paribas Securities Corp., BNY Mellon Capital Markets LLC, Calyon Securities (USA) Inc., Goldman, Sachs & Co., Mizuho Securities USA Inc., Morgan Keegan & Company, Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., Wells Fargo Securities LLC

Name of Issuer:  Waste Management, Inc.

Title of Security:  7.375% Senior Notes due 2019

Date of First Offering:  02/23/2009

Dollar Amount Purchased:  $724,145

Number of Shares Purchased: 725,000

Price Per Unit:  99.882%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From:  J.P. Morgan & Co.

Names of Underwriting Syndicate Members: Barclays Capital Inc., J.P. Morgan & Co., UBS Securities LLC, Banc of America Securities, Deutsche
Bank Securities Inc., Goldman Sachs & Co., and Williams Capital Group L.P.

Name of Issuer: Fannie Mae (formally known as the Federal National Mortgage Association)

Title of Security:  1.75% New Issue 2 yr Benchmark Notes due 03/23/11

Date of First Offering:  02/26/2009

Dollar Amount Purchased:  $1,698,249

Number of Shares Purchased: 1,700,000

Price Per Unit:  99.87%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  J.P. Morgan & Co.

Names of Underwriting Syndicate Members: Barclays Capital Inc., J.P. Morgan & Co., UBS Securities LLC, Banc of America Securities, Deutsche
Bank Securities Inc., Goldman Sachs & Co., and Williams Capital Group L.P.

Name of Issuer: Fannie Mae (formally known as the Federal National Mortgage Association)

Title of Security:  1.75% New Issue 2 yr Benchmark Notes due 03/23/11

Date of First Offering:  02/26/2009

Dollar Amount Purchased:  $14,984,550

Number of Shares Purchased: 15,000,000

Price Per Unit:  99.87%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Government Income Fund

Name of Underwriter Purchased From:  J.P. Morgan & Co.

Names of Underwriting Syndicate Members: Barclays Capital Inc., J.P. Morgan & Co., UBS Securities LLC, Banc of America Securities, Deutsche
Bank Securities Inc., Goldman Sachs & Co., and Williams Capital Group L.P.

Name of Issuer: Fannie Mae (formally known as the Federal National Mortgage Association)

Title of Security:  1.75% New Issue 2 yr Benchmark Notes due 03/23/11

Date of First Offering:  02/26/2009

Dollar Amount Purchased:  $27,971,160

Number of Shares Purchased: 28,000,000

Price Per Unit:  99.87%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Short Duration Government Fund

Name of Underwriter Purchased From:  J.P. Morgan & Co.

Names of Underwriting Syndicate Members: Barclays Capital Inc., J.P. Morgan & Co., UBS Securities LLC, Banc of America Securities, Deutsche
Bank Securities Inc., Goldman Sachs & Co., and Williams Capital Group L.P.

Name of Issuer: Fannie Mae (formally known as the Federal National Mortgage Association)

Title of Security:  1.75% New Issue 2 yr Benchmark Notes due 03/23/11

Date of First Offering:  02/26/2009

Dollar Amount Purchased:  $73,923,780

Number of Shares Purchased: 74,000,000

Price Per Unit:  99.87%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Wachovia Capital Markets, LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Scotia Capital (USA) Inc., TD Securities (USA) LLC,
Capital One Southcoast, Inc., Comerica Securities, Inc., Fortis Securities LLC, ING Financial Markets LLC, BBVA Securities, Inc., U.S. Bancorp Investments, Inc., Wedbush Morgan Securities Inc.

Name of Issuer:  Plains Exploration & Production Company

Title of Security:  10% Senior Notes due 2016

Date of First Offering:  03/03/2009

Dollar Amount Purchased:  $692,798

Number of Shares Purchased: 750,000

Price Per Unit:  92.373%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members: Deutsche Bank Securities Inc., Banc of America Securities LLC, Goldman, Sachs & Co., Rabo Securities, Scotial Capital

Name of Issuer:  Dole Food Company, Inc.

Title of Security:  13 7/8% Senior Secured Notes due 2014

Date of First Offering:  03/13/2009

Dollar Amount Purchased:  $2,322,075

Number of Shares Purchased: 2,500,000

Price Per Unit:  92.883%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., HSBC Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., UBS Securities LLC, Santander Investment Securities Inc., Banca IMI S.p.A., Daiwa Securities America Inc., Mediobanca -- Banca di Credito Finanziario S.p.A., Mizuho Securities USA Inc., RBC Capital Markets Corporation, Scotia Capital (USA) Inc., SG Americas Securities, LLC, Loop Capital Markets, LLC, Ramirez & Company, Inc., The Williams Capital Group, L.P.

Name of Issuer:  Pfizer Inc.

Title of Security:  $3,250,000,000 6.20% NOTES DUE 2019

Date of First Offering:  03/17/2009

Dollar Amount Purchased:  $549,445

Number of Shares Purchased: 550,000

Price Per Unit:  99.899%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., HSBC Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., UBS Securities LLC, Santander Investment Securities Inc., Banca IMI S.p.A., Daiwa Securities America Inc., Mediobanca -- Banca di Credito Finanziario S.p.A., Mizuho Securities USA Inc., RBC Capital Markets Corporation, Scotia Capital (USA) Inc., SG Americas Securities, LLC, Loop Capital Markets, LLC, Ramirez & Company, Inc., The Williams Capital Group, L.P.

Name of Issuer:  Pfizer Inc.

Title of Security:  $3,250,000,000 6.20% NOTES DUE 2019

Date of First Offering:  03/17/2009

Dollar Amount Purchased:  $6,942,981

Number of Shares Purchased: 6,950,000

Price Per Unit:  99.899%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., HSBC Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., UBS Securities LLC, Santander Investment Securities Inc., Banca IMI S.p.A., Daiwa Securities America Inc., Mediobanca -- Banca di Credito Finanziario S.p.A., Mizuho Securities USA Inc., RBC Capital Markets Corporation, Scotia Capital (USA) Inc., SG Americas Securities, LLC, Loop Capital Markets, LLC, Ramirez & Company, Inc., The Williams Capital Group, L.P.

Name of Issuer:  Pfizer Inc.

Title of Security:  $3,250,000,000 6.20% NOTES DUE 2019

Date of First Offering:  03/17/2009

Dollar Amount Purchased:  $4,695,253

Number of Shares Purchased: 4,700,000

Price Per Unit:  99.899%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc., Goldman, Sachs & Co.

Name of Issuer:  Republic of Peru

Title of Security:  7.125% U.S. Dollar-Denominated Global Bonds due 2019

Date of First Offering:  03/25/2009

Dollar Amount Purchased:  $228,850

Number of Shares Purchased: 230,000

Price Per Unit:  99.50%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter Purchased From:  J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc., Goldman, Sachs & Co.

Name of Issuer:  Republic of Peru

Title of Security:  7.125% U.S. Dollar-Denominated Global Bonds due 2019

Date of First Offering:  03/25/2009

Dollar Amount Purchased:  $2,288,500

Number of Shares Purchased: 2,300,000

Price Per Unit:  99.50%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Bank of America Securities LLC

Names of Underwriting Syndicate Members: Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Credit Suisse Securities
(USA) LLC, Barclays Capital Inc., BNP Paribas, Calyon Securities, Goldman, Sachs & Co., RBS Greenwich Capital, SG Americas, UBS Securities, Wedbush Morgan Securities

Name of Issuer:  The AES Corporation

Title of Security:  9.75% senior notes due 2016

Date of First Offering:  03/30/2009

Dollar Amount Purchased:  $8,927,815

Number of Shares Purchased: 9,500,000

Price Per Unit:  93.977%

Resolution Approved:  Approved at the May 21, 2009 Board Meeting**.



--------------------------------------------------------------------------------



*Resolution adopted at the Meeting of the Board of Trustees on February 12, 2009:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2008 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

**Resolution adopted at the Meeting of the Board of Trustees on May 21, 2009:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2009 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.